UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 5, 2015

ASHLAND INC.
(Exact name of registrant as specified in its charter)

Kentucky	1-32532	20-0865835
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

50 E. RiverCenter Boulevard P.O. Box 391 Covington, Kentucky (Address of principal executive office)	41012-0391 (Zip Code)

(859) 815-3333
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

New Change in Control Agreements

On October 5, 2015, Ashland Inc. (“Ashland”) approved new executive change in control agreements for its Chief Executive Officer and the following executive officers:  J. Kevin Willis, Senior Vice President and Chief Financial Officer; Peter J. Ganz, Senior Vice President, General Counsel and Secretary; Luis Fernandez-Moreno, Senior Vice President of Ashland and President, Chemicals Group; Samuel J. Mitchell, Senior Vice President of Ashland and President, Valvoline; Anne T. Schumann, Vice President and Chief Information and Administrative Services Officer; and J. William Heitman, Vice President and Controller.

The new change in control agreements clarify that certain transactions, such as the previously announced plan (referred to herein as the “Transaction”) to separate Ashland into two independent, publicly traded companies (referred to herein as “New Ashland” and “Valvoline”), will not constitute a change in control for purposes of the agreements.

In addition, the new change in control agreements narrow the circumstances in which the executive will have “good reason” to resign and become entitled to receive severance following a change in control.

Two of the prior change in control agreements entitled the executives to a tax “gross-up” for excise taxes payable on certain payments made to the individual in connection with a change in control of Ashland.  The new change in control agreements exclude all excise tax “gross-up” provisions and instead provide for a “best-after-tax” cutback.

Except for the modifications described above, the new change in control agreements are substantially the same as the prior change in control agreements with each executive officer.

The foregoing description of the new change in control agreements is not complete and is qualified in its entirety by reference to the complete form of CEO Change in Control Agreement and the form of the Executive Officer Change in Control Agreement which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated by reference herein.

Executive Performance Incentive & Retention Program

In connection with the adoption of the new change in control agreements, on October 5, 2015, Ashland adopted an Executive Performance Incentive & Retention program for the following key executives:  William A. Wulfsohn, Chairman and Chief Executive Officer; J. Kevin Willis, Senior Vice President and Chief Financial Officer; Peter J. Ganz, Senior Vice President, General Counsel and Secretary; Luis Fernandez-Moreno, Senior Vice President of Ashland and President, Chemicals Group; Samuel J. Mitchell, Senior Vice President of Ashland and President, Valvoline; and Anne T. Schumann, Vice President and Chief Information and Administrative Services Officer.

The Executive Performance Incentive & Retention program is designed to provide an additional incentive to remain employed by Ashland in the critical period up to the Transaction, and by New Ashland or Valvoline following the Transaction, and to provide increased alignment between executives and shareholders by providing equity-based compensation that vests based on both relative Total Shareholder Return (“TSR”) and the participant’s continued service, as described below.

Participants in the program who remain employed on the grant date will receive a grant of performance-based restricted shares under the Amended and Restated 2015 Ashland Inc. Incentive Plan.  These shares are expected to be granted at the November 2015 Personnel & Compensation Committee meeting, as part of Ashland’s annual equity award grant cycle.

In connection with the Transaction, a pro-rated portion of the performance-based restricted shares (such proration to be determined based on the period elapsed between October 1, 2015 and the closing of the Transaction, but in any event no less than two-thirds of the shares) will convert into a number of time-vesting restricted shares (“TVRS”) of either New Ashland or Valvoline (depending on which entity employs the participant immediately following the Transaction) based on the combined weighted-average TSR of New Ashland and Valvoline, relative to the TSR of a group of peer companies, over the period beginning October 1, 2015 and ending on the 120th day following the closing of the Transaction.

The performance-based restricted shares will be granted at the “Maximum” performance level, and will be forfeited in the event TSR performance is achieved below maximum.  “Maximum” performance is defined as 90th percentile or greater TSR performance relative to the peer group and will result in 100% of the performance-based restricted shares subject to the performance goal converting into TVRS.  “Target” performance is defined as 50th percentile TSR performance relative to the peer group and will result in 50% of the performance-based restricted shares subject to the performance goal converting into TVRS.  “Threshold” performance is defined as 35th percentile TSR performance relative to the peer group and will result in 12.5% of the performance-based restricted shares subject to the performance goal converting into TVRS.  TSR performance below the 35th percentile will result in 0% of the performance-based restricted shares that are subject to the performance goal converting into TVRS.  Any performance-based restricted shares subject to the TSR performance goal that do not convert into TVRS will be forfeited.

As described above, the number of shares that are subject to the TSR performance goal will depend on the timing of the Transaction.  The shares that are not subject to the TSR performance goal will convert into TVRS at “Target” level.  In no event will more than one-sixth of the shares awarded convert into TVRS without being subject to the TSR performance goal.

The performance-based restricted shares will be forfeited in the event the board of directors of Ashland determines that the Transaction will not occur, except as otherwise set forth in the award agreement with respect to a change in control of Ashland.

The TVRS will generally cliff vest upon the third anniversary of the grant date, so long as the participant remains employed through the vesting date, except as otherwise set forth in the award agreement.  The TVRS held by Mr. Wulfsohn, Ashland’s Chief Executive Officer, will cliff vest on the fourth anniversary of the grant date, so long as he remains employed through the vesting date, except as otherwise set forth in the award agreement.

The foregoing description of the Executive Performance Incentive & Retention program is not complete and is qualified in its entirety by reference to the complete form of Performance-Based Restricted Stock Award Agreement which is attached hereto as Exhibit 10.3 and incorporated by reference herein.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Ashland has identified some of these forward-looking statements with words such as “anticipates,” “believes,” “expects,” “estimates,” “is likely,” “predicts,” “projects,” “forecasts,” “may,” “will,” “should” and “intends” and the negative of these words or other comparable terminology. In addition, Ashland may from time to time make forward-looking statements in its annual report, quarterly reports and other filings with the Securities and Exchange Commission (SEC), news releases and other written and oral communications. These forward-looking statements are based on Ashland’s expectations and assumptions, as of the date such statements are made, regarding Ashland’s future operating performance and financial condition, including the proposed separation of its specialty chemicals and Valvoline businesses, the expected timetable for completing the separation, the future financial and operating performance of each company, strategic and competitive advantages of each company, the leadership of each company, and future opportunities for each company, as well as the economy and other future events or circumstances. Ashland’s expectations and assumptions include, without limitation, internal forecasts and analyses of current and future market conditions and trends, management plans and strategies, operating efficiencies and economic conditions (such as prices, supply and demand, cost of raw materials, and the ability to recover raw-material cost increases through price increases), and risks and uncertainties associated with the following: the possibility that the proposed separation will not be consummated within the anticipated time period or at all, including as the result of regulatory market or other factors; the potential for disruption to Ashland’s business in connection with the proposed separation; the potential that the new Ashland and Valvoline do not realize all of the expected benefits of the separation,  Ashland’s substantial indebtedness (including the possibility that such indebtedness and related restrictive covenants may adversely affect Ashland’s future cash flows, results of operations, financial condition and its ability to repay debt); the impact of acquisitions and/or divestitures Ashland has made or may make (including the possibility that Ashland may not realize the anticipated benefits from such transactions); the global restructuring program (including the possibility that Ashland may not realize the anticipated revenue and earnings growth, cost reductions and other expected benefits from the program); Ashland’s ability to generate sufficient cash to finance its stock repurchase plans; severe weather, natural disasters, and legal proceedings and claims (including environmental and asbestos matters). Various risks and uncertainties may cause actual results to differ materially from those stated, projected or implied by any forward-looking statements, including, without limitation, risks and uncertainties affecting Ashland that are described in its most recent Form 10-K (including Item 1A Risk Factors) filed with the SEC, which is available on Ashland’s website at http://investor.ashland.com or on the SEC’s website at http://www.sec.gov. Ashland believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. Unless legally required, Ashland undertakes no obligation to update any forward-looking statements made in this Form 8-K whether as result of new information, future event or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d)       Exhibits

Exhibits	Description

10.1	Form of CEO Change in Control Agreement.
10.2	Form of Executive Officer Change in Control Agreement.

10.3	Form of Performance-Based Restricted Stock Award Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHLAND INC.
(Registrant)

October 9, 2015	By:	/s/ Peter J. Ganz
Name: Peter J. Ganz
Title: Senior Vice President, General Counsel and Secretary

EXHIBITS INDEX

Exhibits	Description

10.1	Form of CEO Change in Control Agreement.
10.2	Form of Executive Officer Change in Control Agreement.

10.3	Form of Performance-Based Restricted Stock Award Agreement.

7